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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 24, 2006

                         PACKAGING DYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       000-49741              32-0009217

(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification No.)

                 3900 West 43rd Street, Chicago, Illinois 60632
              (Address of Principal Executive Offices) (Zip Code)

                                 (773) 843-8000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2006, Packaging Dynamics Corporation ("Packaging Dynamics" or the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Thilmany, L.L.C., an affiliate of the private investment firm Kohlberg & Company ("Thilmany"), and KTHP Acquisition, Inc. ("KTHP"), a direct wholly-owned subsidiary of Thilmany, pursuant to which KTHP will merge with and into the Company, with the Company as the surviving corporation (the "Merger"). As a result of the Merger, the Company will become a wholly-owned subsidiary of Thilmany.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger, Thilmany will acquire all of the outstanding shares of the Company common stock for a cash amount of $14.00 per share. Immediately prior to the effective time of the Merger, outstanding Company stock options will be cancelled in exchange for an amount equal to the product of $14.00 minus the exercise price of each option and the number of shares underlying the option.

The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, the Company making covenants (i) to conduct its business in the ordinary course and not to engage in certain kinds of transactions, including paying dividends, between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to solicit alternative transactions and (iii) subject to certain exceptions, that its board of directors will recommend approval and adoption of the Merger Agreement and the Merger by Company stockholders and that it will not enter into discussions concerning, or provide confidential information in connection with, alternative transactions.

The Merger Agreement contains certain termination rights for both Thilmany and the Company, and further provides that, upon termination of the Merger Agreement under specified circumstances, either the Company or Thilmany may be required to pay the other party a termination fee of $5,000,000.

The consummation of the Merger is subject to the approval of the Company's stockholders, receipt of necessary clearance under the Hart-Scott-Rudino Antitrust Improvements Act and other customary closing conditions. The Merger is expected to be completed during the second quarter of 2006.

In connection with the execution of the Merger Agreement, on February 24, 2006, Packaging Investors, L.P. ("Packaging Investors"), a stockholder owning approximately 37% of the Company's outstanding common stock, entered into a voting agreement with Thilmany pursuant to which, among other things, Packaging Investors has agreed to vote all of its shares of Company common stock in favor of the Merger Agreement, the Merger and transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Packaging Dynamics will file with the Securities and Exchange Commission ("SEC") a proxy statement. The proxy statement will be mailed to the stockholders of Packaging Dynamics. Packaging Dynamics' stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Packaging Dynamics. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Packaging Dynamics by directing a request by mail or telephone to Packaging Dynamics Corporation, 3900 West 43rd Street, Chicago, IL 60632, Attention: Corporate Secretary, Telephone: 773-843-8000.

Packaging Dynamics and its officers and directors may be deemed to be participants in the solicitation of proxies from Packaging Dynamics' stockholders with respect to the acquisition. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of the Packaging Dynamics executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

Item 8.01 Other Events.

On February 24, 2006, the Company announced that it had entered into the Merger Agreement with Thilmany by press release, a copy of which is filed as Exhibit
99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

      Exhibit
      Number                                  Description
----------------       --------------------------------------------------------

        2.1 Agreement and Plan of Merger, dated as of February 24, 2006, by and among Thilmany, L.L.C., KTHP Acquisition, Inc. and Packaging Dynamics Corporation.
       99.1             Packaging Dynamics Corporation Press Release, dated
                        February 24, 2006.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 27, 2006              PACKAGING DYNAMICS CORPORATION

                                     By:/s/ Patrick T. Chambliss
                                        -----------------------------------
                                     Name:  Patrick T. Chambliss
                                     Title: Vice President, Secretary and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

      Exhibit
      Number                              Description
--------------------      -----------------------------------------------------

        2.1 Agreement and Plan of Merger, dated as of February 24, 2006, by and among Thilmany, L.L.C., KTHP Acquisition, Inc. and Packaging Dynamics Corporation.
       99.1             Packaging Dynamics Corporation Press Release, dated
                        February 24, 2006.